SUPPLEMENT TO THE FIRST INVESTORS LIFE SERIES FUND PROSPECTUS
                       Dated May 1, 2001, relating to the
                         FIRST INVESTORS HIGH YIELD FUND
                        a series of the Life Series Fund




1. The last sentence in the paragraph regarding Manager Clark D. Wagner under "Fund Management" on page 65 of the prospectus, is hereby deleted and replaced with the following:

     Mr. Wagner is Director of Fixed Income. Mr. Wagner was Chief Investment Officer of FIMCO from 1992-2001.

2. The description of Manager Nancy W. Jones under the "Fund Management" section on page 66 of the prospectus, is hereby deleted and replaced with the following:

     Greg Miller and Richard T. Bourke serve as Co-Portfolio Managers of the Fund. Messrs. Miller and Bourke also serve as Co-Portfolio Managers of certain other First Investors Funds. Mr. Miller joined First Investors in 1991 as a securities analyst for the High Yield Department. Mr. Bourke joined First Investors in 1997 as an analyst. From 1995 to 1997, Mr. Bourke was employed as a senior financial analyst for Princeton Venture Research.

This Supplement is dated December 10, 2001.

LSPRSDC03